Exhibit 99.6

                               OPERATING AGREEMENT

                                       OF

                               YOUNG AVIATION, LLC

                                A Manager-Managed
                       Florida Limited Liability Company
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                                TABLE OF CONTENTS

SECTION 1..................................................................... 3

  DEFINITIONS................................................................. 3

SECTION 2..................................................................... 6

  BUSINESS OF THE COMPANY; TERM;.............................................. 6
  OFFICES AND REGISTERED AGENT; PROPERTY...................................... 6

SECTION 3..................................................................... 6

  MANAGERS; MANAGEMENT OF THE COMPANY......................................... 6

SECTION 4..................................................................... 8

  OFFICERS.................................................................... 8

SECTION 5..................................................................... 9

  MEMBERS..................................................................... 9

SECTION 6.....................................................................11

  MEETINGS OF MEMBERS.........................................................11

SECTION 7.....................................................................13

  TRANSFERABILITY; REDEMPTIONS, WITHDRAWALS...................................13

SECTION 8.....................................................................15

  CAPITAL CONTRIBUTIONS.......................................................15

SECTION 9.....................................................................16

  PROFITS AND LOSSES..........................................................16

SECTION 10....................................................................19

  DISTRIBUTIONS...............................................................19

SECTION 11....................................................................20

  BOOKS OF ACCOUNT, FINANCIAL REPORTS, RECORDS,...............................20
  FISCAL YEAR, BANKING AND ACCOUNTING DECISIONS...............................20

SECTION 12....................................................................21

  DISSOLUTION; LIQUIDATION; TERMINATION.......................................21
SECTION 13....................................................................21

  ALTERNATIVE DISPUTE RESOLUTION; BINDING ARBITRATION.........................21

SECTION 14....................................................................22

  MISCELLANEOUS...............................................................22

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                             OPERATING AGREEMENT OF
                               YOUNG AVIATION, LLC

     THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") is made and entered into this 15th day of June 2004, by and among Joel Young, Jr. ("Members") and Joel Young, Jr. ("Manager") of Young Aviation, LLC, a manager-managed Florida limited liability company ("the Company").

     The Company's Articles of Organization, attached as Schedule B, were filed with the Secretary of State of Florida on May 10, 2004, and assigned document number L04000035332. The Company has been assigned federal employer identification number 20-1106849.

     In consideration of the conditions contained in this Agreement, the parties agree as follows:

                              SECTION 1 DEFINITIONS

     Unless otherwise expressly provided or the context otherwise requires, the following terms used in this Agreement have the following meanings:

     1.1 "Act" means Chapter 608, Florida Statutes, the Florida Limited Liability Company Act in effect in the State of Florida, as amended from time to time.

     1.2 "Affiliate" means an individual or entity that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another person, and includes: (a) a spouse, ancestor or lineal descendant of an individual; (b) an officer, director, shareholder or partner of a person which is not an individual, and a spouse, ancestor or lineal descendant of any such person; and (c) any individual or entity controlled by any individual or entity designated above.

     1.3 "Agreement" means this Operating Agreement and Schedule A as amended to reflect the name, address and Capital Contribution of any additional Member and any agreed to changes in the percentage of Interests.

     1.4 "Applicable Federal Rate" means the lowest rate of interest permitted to be charged with respect to the subject transaction under the Code. If more than one section of the Code is applicable, then the lowest rate that maybe charged without the imputation of interest or the creation of a gift will be the Applicable Federal Rate for that transaction.

     1.5 "Capital Account" means the account established for each Member pursuant to 8.3 of this Agreement. Each Capital Account will consist of the Member's initial Capital Contributions and will be (a) increased by the amount

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of  Net Profits; and  (b) reduced by the  amount of Net Losses and Distributable
Cash distributed to the Member. Members' Capital Accounts will be determined and maintained in accordance with Internal Revenue Code Section 1.704.

     1.6 "Capital Contribution" means the total amount of capital contributed to the Company's Capital by each Member pursuant to Subsection 8.1.

     1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time or corresponding provisions of subsequent laws.

     1.8 "Company" means YOUNG AVIATION, LLC. The Company will be taxed as a partnership for federal, state, local and foreign income tax purposes and, therefore, whenever it may be necessary to apply federal income tax law to the Company, including, without limitation, Subchapter K of the Code, and the regulations promulgated thereunder, the term "Company" shall mean "partnership".

     1.9 "Distributable Cash" means the cash on hand and in banks at the end of any fiscal period, less a reasonable allowance of cash for working capital, contingencies and anticipated obligations of the Company. Any allowance, made in the Manager's sole discretion, shall not include any cash reserved in a prior period of computation.

     1.10 "Effective Date" means the date the Articles of Organization of the Company were filed with the Florida Secretary of State.

     1.11 "Forced Transfer" means a Transfer of any part of an Interest in violation of this Agreement, which the Company is, nevertheless, required by law to recognize, or any other Transfer that is deemed by this Agreement to be a Forced Transfer.

     1.12 "Interest" or "Member's Interest" means the ownership interest in Company capital, profits, losses, and the Company generally, including all of rights and benefits to which the holder of such an interest may be entitled as provided in this Agreement and in the Act, together with the obligations of the holder to comply with all the terms and provisions of this Agreement and of the Act.

     1.13 "Interest Holder" means the transferee of a Member's Interest. An Interest Holder may receive the share of profits, losses and distributable cash to which the transferring Member would have been entitled; however, an Interest Holder shall have no right to participate in the management of the business and affairs of the Company or to become a Member unless all of the Members consent to admission.

     1.14 "Liquidation Proceeds" means all of the cash and other property held by the Company at the time of the happening of an event causing dissolution of the Company, and all cash and property received by the Company thereafter, irrespective of whether such cash was or otherwise would have been considered Distributable Cash under the terms of this Agreement.

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     1.15  "Majority in Interest" or "Majority of the Members" means one or more
Members who collectively own more than 50% of the then current percentage Interest in profits of the Company.

     1.16 "Manager" or "Managers" means Joel Young, Jr. and/or any person elected as a Manager as provided in the Articles of Organization or this Agreement.

     1.17 "Manager-Managed" means that no Member, in its capacity as a Member, will have any authority to bind or act for the Company and shall not have any right to participate in the management or affairs of the Company, including, the right to vote on, consent to or otherwise participate in any matter unless otherwise provided for in this Agreement or the Act. Day to day operations of the Company will be conducted by the Officers of the Company (as more specifically provided for in Section 4 of this Agreement).

     1.18 "Members" means the persons designated on Schedule A of this Agreement, their successors and any other person admitted to the Company pursuant to this Agreement.

     1.19 "Person" means any natural person, corporation, partnership, joint venture, association, limited liability company, or other business or legal entity.

     1.20 "Profits" and "Losses" of the Company mean for each taxable year of the Company (or other period for which profit or loss must be computed), the Company's taxable income or loss determined in accordance with the Code.

     1.21 "Tax Matters Member" or "TMM" means Joel Young, Jr., or his successor, as defined in Code Section 6231(a)(7).

     1.22 "Transfer" means, any voluntary or involuntary sale, pledge, hypothecation, disposition or other transaction that conveys the economic interest of an Interest Holder to any person other than the present owner or confers the rights and powers of a Member on any other person, including, without limitation, a disposition by will or intestacy, a distribution from a trust, and the filing of a petition, whether voluntary or involuntary, in bankruptcy or other proceeding for relief from debt; and means, as a verb, voluntarily or involuntarily to make a Transfer.

     1.23 "Transferor" means a person who makes a Transfer; and "Transferee" means a person who obtains an economic interest in the Interest Transferred, or who obtains the rights and powers of a Member, from the Transferor, including the estate of a deceased or bankrupt Member, the successor-in-interest to a Member that has dissolved, liquidated or terminated, the estate of a deceased or bankrupt Interest Holder and a distributee from a trust.

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                                    SECTION 2
                         BUSINESS OF THE COMPANY; TERM;
                     OFFICES AND REGISTERED AGENT; PROPERTY

     2.1 NAME. The Company shall conduct business under the name of YOUNG AVIATION, LLC unless the Managers deem it to be in the best interests of the Company to change the name.

     2.2 PURPOSE. The purpose of the Company is to conduct any lawful business for which limited liability companies may be organized and to carry out and exercise all powers necessary or reasonably connected with that purpose.

     2.3 TERM. The Company will commence its existence on the Effective Date and exist in perpetuity, unless dissolved as provided in this Agreement or in the Act.

     2.4 CONTINUATION OF COMPANY. If any Member ceases to be a Member and if there is at least one remaining Member, then the business of the Company must be continued by the remaining Member(s), and all of the Member(s) hereby consent to such continuation of the Company.

     2.5 BUSINESS OFFICES AND REGISTERED AGENT. The initial principal place of business of the Company is 7918 S.W. 5th Street, North Lauderdale, FL 33068. The registered agent for the Company is Joel Young, Jr. with his address at 7918 S.W. 5th Street, North Lauderdale, FL 33068. The Managers may change the principal place of business of the Company, from time to time; and, in such event, the Managers must notify the Members in writing within thirty (30) days of the effective date of such change. The Managers may, in their discretion, establish additional places of business of the Company.

     2.6 COMPANY PROPERTY. No Member will have the right to require partition of the property or to compel any sale or appraisal of the Company's assets or any sale of a deceased Member's interest in the Company's assets, notwithstanding any provision of law to the contrary.

                                    SECTION 3
                       MANAGERS; MANAGEMENT OF THE COMPANY

     3.1 MANAGEMENT AND CONTROL OF COMPANY. The Company shall be manager-managed. All Managers must be Members of the Company. Subject to the delegation of rights and powers provided in this Agreement, the Managers shall have the sole right to manage the business of the Company and shall have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes and business of the Company. No Member shall have any authority to act for or bind the Company, but shall only have the right to vote on actions provided in this Agreement or those actions specified to be voted on or approved by the Members. At any time there is only one Member, any and all action provided in this Agreement or to be taken or approved by the Members shall be taken or approved by the sole Member.

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     3.2 NUMBER,  APPOINTMENT AND TERM. The number  ofManagers may be fixed from time to time by a Majority in Interest of the Members but there shall be no less than one (1) Manager. Managers will serve for a term of one year, subject to reappointment by a Majority in Interest of the Members.

     3.3 APPOINTMENT OF OFFICERS. The Company may appoint certain officers as provided for in Section 4. The Managers may appoint, employ or otherwise contract with such other persons or entities for the transaction of the business of the Company or the performance of services for or on behalf of the Company, as they determine in their sole discretion.

     3.4 VACANCY. A vacancy in the office of Manager arising from any cause, maybe filled for the unexpired portion of the term by written consent of a Majority in Interest of the Members.

     3.5 RESIGNATION. Any Manager may resign at any time by giving thirty (30) days written notice to the Members.

     3.6 REMOVAL OF A MANAGER. A Majority Interest of Members may remove a Manager at any time, with Cause, at a special meeting of the Members called for that purpose. Such removal of a Manager shall be without prejudice and shall not affect the Manager's rights as a Member, if any.

     "Cause" for the purposes of this Section shall mean: (i) if a Manager was grossly negligent in performing a material obligation as a Manager under this Agreement; (ii) if a Manager breached a material obligation under this Agreement and failed to cure the breach within thirty (30) calendar days or, provided that if the material breach is of such a nature that the Manager cannot completely cure such breach within the thirty (30) day period but the Manager uses its best efforts to cure such breach, the Manager shall have an additional thirty (30) calendar days to cure such breach; (iii) if a Manager committed a fraud, theft or conversion of the Company's assets; (iv) the commencement of bankruptcy, reorganization or other proceedings for relief from debt, or liquidation proceedings, state or federal, by the Manager; or (v) the dissolution of the Manager.

     3.7 LIMITATION ON LIABILITY. The debts, obligations and liabilities of the Company, whether arising in tort, contract or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Manager or officer of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reasons of being a Manager or an officer.

     3.8 DUTIES AND OBLIGATIONS OF MANAGER. The Managers must take all actions which may be necessary or appropriate (a) for the continuation of the Company's valid existence as a limited liability company under the laws of the State of Florida, and (b) for the accomplishment of the Company's purposes in accordance with the provisions of this Agreement and applicable laws and regulations. The Managers are under a fiduciary duty to conduct the affairs of the Company in the best interests of the Company and of the Members, including the safekeeping and use of all Company property and the use for the exclusive benefit of the Company.

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     3.8 TAX MATTER MEMBER (TMM). Joel Young, Jr., or any other Manager that the
Members may appoint from time to time, will serve as the TMM for the Company. The TMM will act as a liaison between the Company and the Internal Revenue Service in connection with all administrative and judicial proceedings involving tax controversies of the Company, and must assume all the rights and duties of a TMM as set forth in the Code and Treasury Regulations promulgated under the Code.

3.9 COMPENSATION. Notwithstanding any provision in this Agreement to the contrary, any amounts paid to Members (other that Distributable Cash), Officers, or Managers shall be determined only by a Majority in Interest of the Members.

                                    SECTION 4
                                    OFFICERS

     4.1 OFFICERS. The Company may have certain officers, which may consist of any officers as the Managers deem fit. These officers shall be vested with such authority as provided in Section 4.4 below.

     4.2 APPOINTMENT AND TERM OF OFFICE. The officers of the Company shall be appointed at such times as determined by the Managers and each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed from office in the manner provided in Section 4.3.

     4.3 REMOVAL. Any officer appointed by the Managers under Section 4.2 may be removed by the Managers at any time, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contractual rights.

     4.4 AUTHORITY. Each Officer shall be vested with specific authority (as set forth below) as provided for by the Managers. Each Officer shall serve at the pleasure of, and at all applicable times report to, the Managers of the Company. Notwithstanding any provision to the contrary herein, no Officer shall have the authority, without the written consent of the Managers, to do the following:

     A. Employ or to contract with (as employees, agents, or independent contractors), such persons, firms or entities which aggregate contract value exceeds $200,000 per annum;

     B.   Incur indebtedness on behalf of the Company in excess of $100,000;

     C.   Do any act in contravention of this Agreement;

     D. Do any act which would make it impossible to carry on the Business of the Company;

     E.   Confess a judgment against the Company;

     F. Execute or deliver any general assignment for the benefit of creditors of the Company or file a petition in bankruptcy for or on behalf of the Company;

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     G.   Assign  rights in specific  Company  property for other than a Company purpose;

     H. Knowingly or willfully do any act which would cause the Company to become an association taxable as a corporation;

     I. Enter into any agreements to sell any assets (or Membership Interests) of the Company; J. Take any steps to dissolve the Company; or

     K.   Admit new Members to the Company.

     4.5 PRESIDENT. It is the intention of the Managers that Joel Young shall serve as the President of the Company until his or her removal, death or resignation. The President shall supervise and control all day-to-day business and affairs of the Company and perform all duties incident to the office of President and any other duties prescribed by the Managers from time to time. Except as otherwise prohibited in Section 4.4, the President is expressly authorized to:

     A. Procure and maintain with responsible companies such insurance as may be advisable in such amounts and covering such risks as are deemed appropriate;

     B.   Take and hold assets of the Company in the Company's name;

     C. Execute and deliver on behalf of and in the name of the Company all instruments necessary or incidental to the conduct of the Company's day to day Business and operations;

     D. Hire and supervise employees and other agents and contractors as and where appropriate (subject to Section 4.4);

     E.   Protect and preserve the assets of the Company; and

     F. Open Company bank accounts in which all Company funds shall be deposited and from which payments shall be made.

     4.6 VICE-PRESIDENT. It is the intention of the Managers that N/A shall serve as the Vice President of the Company until his removal, death or resignation. The Vice President shall assist the President in carrying out the President's duties and shall perform such other duties as are delegated or assigned by the President from time to time, or prescribed by the Managers from time to time.

                                    SECTION 5
                                     MEMBERS

     5.1 NAMES AND ADDRESSES OF MEMBERS. The names and addresses of the Members are set forth on Schedule A to this Agreement.

     5.2 RESIGNATION OR WITHDRAWAL. No Member shall have the right to resign or withdraw from the Company except as set forth in Section 7.

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     5.3  ADDITIONAL  MEMBERS.  The  Managers  shall  have  the  right  to admit additional Members upon (i) prior written approval of a Majority in Interest of the Members; and (ii) upon terms and conditions, at such time, and for such Capital Contributions as determined by the Managers. Schedule A shall be amended to reflect the name, address and Capital Contribution of any additional Member and any agreed to changes in the percentage of Interests.

     5.4 ACCEPTANCE OF TERMS. Each person who becomes a Member in the Company ratifies and agrees to be bound by the terms of this Agreement.

     5.5 RIGHT TO INDEMNIFICATION. Each person (including successors, assigns, heirs, executors, or administrators who (a) is or was a Member; (b) who is or was a Manager of the Company; or (c) who is or was serving at the request of the Company in the position of a director, officer, trustee, partner, agent, or employee of another corporation, partnership, joint venture, trust or other enterprise, must be indemnified by the Company as of right to the fullest extent permitted or authorized by the Act or future legislation or by current or future judicial or administrative decision. Said persons shall be indemnified against all fines, liabilities, settlements, losses, damages, costs and expenses, including attorneys' fees, asserted against him or incurred by him in his capacity as a Member, Manager, director, officer, trustee, partner, agent or employee, or arising out of his status as a Member, Manager, director, officer, trustee, partner, agent or employee. In the case of future legislation or decision, indemnification applies only to the extent that it permits the Company to provide broader indemnification rights than permitted prior to the legislation or decision.

     The foregoing right of indemnification is not exclusive of the rights to which those seeking indemnification may be entitled. The Company may maintain insurance, at its expense, to protect itself and the indemnified persons against all fines, liabilities, costs and expenses, including attorney's fees, whether or not the Company would have the legal power to indemnify him directly against such liability. Notwithstanding the foregoing provisions of this Section, no Member or Interest Holder is entitled to be indemnified or otherwise protected against the loss of its Capital Contribution or other investment in the Company.

     5.6 DEATH OF AN INDIVIDUAL MEMBER. Upon the death of an individual Member, the deceased Member will cease to be a Member. The estate of the deceased Member may be admitted to the Company as a Member upon compliance with Subsection 5.3. Until it is so admitted, the estate of the deceased Member will only be an Interest Holder.

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     5.7  INCAPACITY  OF  AN  INDIVIDUAL  MEMBER.  Upon  the  incapacity  of  an individual Member, the legal representative of the incapacitated Member may exercise that Member's rights as a Member for so long as the incapacity continues, but in no event longer than 90 days; and once that Member is no longer incapacitated, then he or she may once again exercise his or her rights as a Member. If the Member remains incapacitated for 90 days, then the incapacitated Member will be cease to be a Member on the 91 st day after the commencement of his or her incapacity and, thereafter will be only an Interest Holder. An individual Member will be deemed to be "incapacitated" at such time as there is either (a) a currently applicable court order adjudicating that individual to be legally incapacitated to act on his or her own behalf with regard to financial matters, or appointing a conservator or guardian to act for that individual with regard to financial matters, or (b) duly executed, witnessed and acknowledged written certificates of two physicians who are licensed to practice medicine in any state of the United States, one of whom must be the physician with primary responsibility for the care and treatment of the individual, if there is one. Each such certificate must state that such doctor has examined that individual and has concluded that the individual was, as of the date of the certificate, unable to manage his or her own financial affairs with judgment and reason, due to a physical or mental condition.

     5.8 DISSOLUTION, LIQUIDATION OR TERMINATION OF AN ENTITY MEMBER. A Member that is an entity ceases to be a Member upon the date on which it dissolves, liquidates, terminates, or otherwise makes a distribution of all of its Interest. The Transferee of an Interest from such an entity may be admitted to the Company as a Member upon compliance with Subsection 5.3. Until it is so admitted, the Transferee of an Interest from such an entity will only be an Interest Holder.

     5.9 SECURITIES LAW REGISTRATION. The Members understand that the Membership Interests evidenced by this Agreement have not been registered under the Securities Act of 1933, the Florida Securities Act or any other state securities laws (the "Securities Acts") in reliance upon exemptions from registration. The Members also understand that the interest being acquired must be held indefinitely, unless it is later registered under the Securities Act of 1933 and applicable state securities laws, or unless exemptions from registration are otherwise available, and that the Company has no obligation to register the interest. The Members agree that the interest will not be offered, sold, transferred, pledged, or otherwise disposed of without registration under the Securities Act of 1933 and applicable state securities laws or an opinion of counsel acceptable to the Company that such registration is not required.

                                    SECTION 6
                               MEETINGS OF MEMBERS

     6.1 ANNUAL MEETING. An annual meeting of Members shall be held within three
(3) months after the close of the fiscal year on a date and at a time and place determined by the Managers. At the annual meeting, the Members shall elect Managers and transact business as may be properly brought before the meeting.

     6.2 SPECIAL MEETING. A special meeting of the Members may be called at any time by the Managers at the request in writing of a Majority in Interest of the Members. Any request for a special meeting shall state the purposes of the

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proposed  meeting and any business  transacted at a any special meeting shall be confined to the purposes stated in the notice.

     6.3 WRITTEN NOTICE. The Managers shall provide written notice of the time, place and purpose of every meeting of Members (and if other than a annual meeting, the person(s) at whose discretion the meeting in being called) to each Member. Notice shall be delivered to each Member not less than ten (10) and no more than (60) days prior to the date set for the meeting. Notice may be given either personally or by mailing by first class mail to each Member at his address appearing in the books of the Company or at such other address supplied by him in writing to the Managers of the Company.

     6.4 ADJOURNMENTS. All notices given to an original meeting shall extend to any adjournments. Any business that might have been transacted at the original meeting may be transacted at any adjournment. No notice of an adjourned meeting is required if an announcement of the time and place of the adjourned meeting is made at the original meeting.

     6.5 WAIVER. A written waiver of notice setting forth the purposes of the meeting and signed by the person entitled to such notice, whether before or after the time of the meeting, shall be deemed equivalent to giving notice. A Member's attendance at a meeting, either in person or by proxy without protesting the lack of notice, shall constitute a waiver of notice of said Member.

     6.6 QUORUM. The holders of a Majority in Interests of Members present in person or represented by proxy, shall be constitute a quorum. If, however, a quorum is not present or represented at any meeting of Members, the Members entitled to vote, present or represented by proxy, shall have power to adjourn the meeting without notice until a quorum is attained. At any adjourned meeting subject to this Section, in which a quorum is present, any business may be transacted which might have been transacted at the original meeting. When a quorum is present to organize a meeting, the quorum shall not be deemed broken by the subsequent withdrawal of any Member(s).

     6.7 VOTING RIGHTS. Every Member shall be entitled to vote in accordance with his Membership Interest in the Company held by him on the record date fixed for said meeting. Members may vote either in person or by proxy. Any Company action must be authorized by a Majority in Interest of the votes cast by the Members entitled to vote except as otherwise provided by the Act, the Articles of Organization, or this Agreement.

     6.8 PROXIES. Every proxy must be signed by the Member entitled to vote or by his duly authorized attorney-in-fact and shall be valid only if filed with the Managers prior to the commencement of voting on the matter represented by the proxy. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise expressly provided for in the proxy. Every proxy shall be revocable at the pleasure of the executing Member except as otherwise provided by the Act. Unless the terms of the proxy provide for a specific revocation date, and except as otherwise provided for by statute, revocation of a proxy shall not be effective unless and until such revocation is filed with the Managers prior to the voting of the proxy.

     6.9 PRESIDING MANAGER. A Manager shall preside at all meetings of Members, or if not present, by a Member chosen by a Majority in Interest of the Members at the meeting. The Manager or person presiding at the meeting may appoint any person to act as secretary of the meeting.

                                    SECTION 7
                    TRANSFERABILITY; REDEMPTIONS, WITHDRAWALS

     7.1 RESTRICTIONS ON RESIGNATION AND TRANSFER. Except as otherwise permitted by this Section 7, no Member may withdraw from the Company or Transfer all or any portion of its Membership Interest, without the prior written consent of the Managers. Any withdrawal or Transfer in violation of this Agreement is void AB INITIO; however, if the Company is, nevertheless, required by law to recognize such a Transfer, then that Transfer is deemed a "Forced Transfer" and will be subject to a Mandatory Redemption as set forth in Section 7.2 below.

     In the event of a Forced Transfer, the transferring Member shall indemnify the Company and the remaining Members against any and all loss, damage, or expense (including, without limitation, tax liabilities or loss of tax benefits) arising directly or indirectly as a result of any Transfer or purported Transfer in violation of this Section 7. The Company shall not be required to make any Distribution otherwise provided for in this Agreement with respect to any transferred Membership Interest until the redemption requirements of this
Section 7 are met. The Company shall have the right to withhold payment of any Distribution otherwise payable on account of the interest conveyed until the amount, if any, of any damages, costs, or losses (including without limitation attorneys' fees) incurred by the Company or its Members as a result of or in connection with the Transfer has been determined by the Company and paid by the transferee, and the Company may apply such amount withheld toward any debt, liability or obligation owed to the Company or the other Members.

     7.2 MANDATORY REDEMPTION.

     A. REDEMPTION EVENT. For purposes of this Agreement, "Redemption Event" means with respect to any Member, the first to occur of:

          i.   the unpermitted Transfer of a Membership Interest;

          ii.  the death of a Member (See Section 7.6);

          iii. the   commencement   of  bankruptcy,   reorganization   or  other
               proceedings for relief from debt, or liquidation proceedings, state or federal, by a Member;

          iv. the appointment of a bankruptcy or similar trustee, receiver, conservator, custodian or other judicial representative for the Member or the Membership Interest;

          v. the attachment of, execution against, levy upon, or other seizure of the Membership Interest;

          vi. an assignment by a Member of its Membership Interest for the benefit of creditors;

          vii. the dissolution of an entity Member;

          vii. a Forced Transfer of a Membership Interest; or

          ix. the failure or refusal of a Member to otherwise abide by the material terms of this Agreement. The Member with respect to whom a Redemption Event occurs shall cease to be a Member and shall have no further right to participate in the Company's Business, profits, losses or distributions.

     B. REDEMPTION PRICE. The "Redemption Price" of the Member's Membership Interest subject to Mandatory Redemption shall be an amount equal to the "Net Equity" of the Membership Interest, and such Mandatory Redemption shall be completed in accordance with Section 7.4 below.

     C. PROCEDURE. Upon the occurrence of a Redemption Event, the Member subject to a Redemption Event, or a legal representative of a Member, shall notify the Company immediately upon such event. The Member (or its legal representative) agrees to sell such Membership Interest to the Company at the Redemption Price and the Company agrees to purchase such Membership Interest upon such Redemption Event at the Redemption Price. The Company shall make arrangements to purchase and close (in accordance with the Payment Terms set forth below) on such Membership Interest within thirty (30) days of such Notice.

     7.3 PERMISSIBLE WITHDRAWALS. Notwithstanding anything to the contrary in this Agreement, a Member may withdraw all or any part of its Membership Interest only in the manner and extent as provided for in this Section 7.3:

     A. At any time on or after the date which is five (5) years from the date of this Agreement, any Member (the "Withdrawing Member") shall be permitted to give written notice to the Managers (the "Withdrawal Notice"), which notice shall state that such Member intends to withdraw as a Member on a specified date, such date not to be earlier than the ninetieth (90th) day following the day of such Withdrawal Notice.

     B. The Company shall continue in existence following the permitted withdrawal of a Member pursuant to Section 7.3(A) above. The Withdrawing Member shall cease to be a Member as of the date of its withdrawal, and shall thereafter have no right to participate in the Company's Business, profits, losses or distributions.

     C. Unless otherwise agreed to by the parties, the price for a Withdrawing Member's Membership Interest shall be an amount equal to the Net Equity of such Membership Interest (as defined in Section 7.4 below), and shall be paid in accordance with Section 7.5 below.

     7.4 NET EQUITY. Net Equity of a Member's Interest shall be an amount that would be distributed to such Member (as if a Company Liquidation occurred at the time of such Mandatory Redemption) in liquidation of its Membership Interest pursuant to Section 12 of this Agreement. The Net Equity of the Member's Membership Interest shall be determined, without audit or certification, from the books and records of the Company by the accounting firm regularly employed by the Company, and the amount of such Net Equity shall be disclosed to the Company and each of the Members by written notice. The Net Equity determination of such accountant shall be final and binding in the absence of a showing of gross negligence and willful misconduct.

     7.5 PAYMENT TERMS. Unless otherwise agreed to by the parties, the closing of a Mandatory Redemption shall be paid to the Member, the Member's legal representative, or another representative in the case of a Forced Transfer as follows:

     A.   10% in cash at the closing; and

     B the balance to be paid within one (1) year from closing, and quarterly payments shall include interest at the Applicable Federal Rate.

     7.6 DEATH OF MEMBER. Notwithstanding anything in this Agreement to the contrary, upon the death of a Member, the Member's estate or legal representative shall have the option of allowing such Interest to be subject to a Redemption Event in accordance with Section 7.2 herein or direct to the Company to allow (which the Company hereby consents to), the Interest to pass to such Member's heirs, designees or personal representatives. Such transferee may become a Member of the Company subject to the unanimous written consent of the Managers and the execution of any and all documents which the Managers deem necessary in order for the transferee Member to become obligated by all terms and conditions of this Agreement.

     7.7 COSTS AND EXPENSES. All costs and expenses incurred by the Company in connection with the assignment of the Member's interest, including any filing fees, publishing costs, and the fees and disbursements of counsel, shall be paid by the transferor.

                                    SECTION 8
                              CAPITAL CONTRIBUTIONS

     8.1 CAPITAL CONTRIBUTIONS. In exchange for their membership interests, the Members have contributed to the Company their interests in the cash and other property as set forth on Schedule A.

     8.2 CAPITAL ACCOUNT. The Managers must maintain a Capital Account for each Member throughout the term of the Company. No Member or Interest Holder is entitled to withdraw any part of his Capital Account or to receive any distributions from the Company except as expressly provided for in this Agreement.

     8.3 ADDITIONAL CONTRIBUTIONS. Members shall have no right or obligation to make any further capital contributions to the Company unless otherwise agreed to by written consent of all Members.

     8.4 DISTRIBUTION OF ASSETS. Any assets of the Company shall be distributed to the Members in kind and in proportion to each Member's proportionate Interest of record as of the date of the distribution. The Capital Accounts of the Members will be adjusted to reflect the difference between the fair market value of the assets on the date of the distribution and the basis of the Company in such assets.

     8.5 ADMISSION OF ADDITIONAL MEMBERS. Upon prior written approval of aMajorityin Interest of the Members and upon terms and conditions for Capital Contributions as determined by the Managers, persons hereafter admitted as Members of the Company shall make such contributions of cash, property at fair market value, services rendered, a promissory note or other obligation to the Company as determined and approved by the Managers at the time of each admission.

     8.6 INTEREST. No interest shall be paid on the Capital Account of any Member.

     8.7 TAXATION. The Company will be taxed as a partnership for federal, state, local and foreign income tax purposes. At any time the Company has only one Member, the Company shall be disregarded for federal, state, local and foreign income tax purposes and all items of income, gain, loss, deduction, credit or the like of the Company, shall be treated as items of income, gain, loss, deduction, credit or the like of the Member.

     8.8 TAX ELECTION. In the event of (i) transfer of a Member's interest; (ii) upon the death of a Member; or (iii) in the event of the distribution of Company property to any party hereto, the Company may, at the discretion of the Managers file an election in accordance with the Code Section 754 to cause the basis of the Company Property to be adjusted for Federal income tax purposes as provided for in the Code Sections 734 and 743.

     8.10 LIMITED LIABILITY OF MEMBERS; GUARANTIES. The liability of Members is limited to the Capital Contribution with respect to their Interests. No Member shall be personally liable for any obligations of the Company. The debts, obligations and liabilities of the Company, whether arising in tort, contract or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Member of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reasons of being a Member.

                                   SECTION 9
                               PROFITS AND LOSSES

     9.1 DETERMINATION OF PROFITS AND LOSSES. The Net Profits and Net Losses of the Company shall be the Net Profits and Net Losses of the Company as determined for federal income tax purposes.

     9.2 ALLOCATION OF NET PROFITS AND LOSSES. The Net Profits and Net Losses of the Company and each item of income, gain, loss, deduction or credit entering into the computation thereof, shall be allocated to the Members in the same proportions that they share in distributions of Cash Flow pursuant to Section 10, or if there is no Cash Flow, that they would have shared if there had been Cash Flow.

     9.3 SPECIAL ALLOCATIONS TO CAPITAL ACCOUNTS. References in this Agreement to "Reg. Sec." are to the regulations promulgated by the United States Treasury to the Code. The terms "minimum gain", "minimum gain chargeback", "qualified income offset", "nonrecourse deduction" and "nonrecourse liability" are to be interpreted consistent with the definitions and use of such terms in Reg. Sec. 1.704-2 and Reg. Sec. 1.704-1. "Nonrecourse liability" means any liability with respect to which no Member bears the risk of loss under Code Section 752. The following special allocations shall be made in the following order:

     A. Except as otherwise set forth in Reg. Sec. 1.704-2(f), if there is a net decrease in minimum gain, during the fiscal year of the Company, each Member, shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an mount equal to that Member's share of the net decrease of minimum gain determined in accordance with Reg. Sec. 1.704-2(g). Allocations in accordance with this Section shall be made first from the disposition of Company assets subject to nonrecourse liabilities, to the extent of the minimum gain attributable to those assets, and thereafter, from a pro-rata portion of the Company's other items of income and gain for the taxable year. This Section is intended to comply with the minimum gain chargeback requirement of Reg. Sec. 1.704-2(f).

     B. Except as otherwise set forth in Reg. Sec. 1.704-2(i)(4), if there is a net decrease in a Member's nonrecourse liability minimum gain attributable to Members' nonrecourse liabilities during any fiscal year, each Member who has a share of the Member nonrecourse liability minimum gain attributable to Member nonrecourse liability shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years)in an amount equal to that Member's share of the net decrease in Members' nonrecourse debt minimum gain attributable to such Member nonrecourse debt. Allocations pursuant to this Section shall be made first from gain recognized from the disposition of Company assets subject to Member nonrecourse liabilities to the extent of Member minimum gain attributable to those assets, and thereafter, from a pro-rata portion of the Company's other items of income and gain for the fiscal year. This section is intended to comply with the minimum gain chargeback requirements of Reg. Sec. 1.704-2(i).

     C.   A Member  who  unexpectedly  receives  an  adjustment,  allocation  or distribution described in (4), (5) or (6) of Reg. Sec. 1.704-l(b)(2)(ii)(d) will be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. An allocation shall be made pursuant to this Section and if and to the extent a Member would have a deficit in his adjusted Capital Account after all other allocations provided for in this Section 8.3 were made as if this paragraph were not in the agreement.

     D. Nonrecourse deductions shall be allocated among the Members in the same proportion in which they share the Cash Flow of the Company.

     E. Any nonrecourse deduction shall be allocated to any Member who bears the economic risk of loss with respect to the Member nonrecourse liability to which such deduction is attributable.

     9.4 BUILT-IN GAIN OR LOSS. Company gain or loss realized with respect to property, other than money, contributed to the Company by a Member shall be shared among the Members pursuant to Code section 704(c) and regulations to be promulgated thereunder so as to take account of the difference between the Company basis and the fair market value of the property at the time of the contribution ("built-in gain or loss"). Such built-in gain or loss shall be allocated to the contributing Member upon the disposition of the property.

     9.5 EFFECT OF ADMISSION OF A NEW MEMBER. No new Member shall be entitled to any retroactive allocation of losses, income or expense deductions incurred by the Company. In accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder, the Managers may, at the time a new Member is admitted, close the Company books (as though the Company's tax year had ended) or make pro rata allocations of loss, income and expense deductions to a new Member for that portion of the Company's tax year during which such Member was an Member.

     9.6 ACCOUNTING PRINCIPLES. The Net Profits and Net Losses of the Company shall be determined in accordance with accounting principles applied on a consistent basis using the method of accounting recommended by the Company's accountants. It is intended that the Company will elect those accounting methods which provide the Company with the greatest tax benefits.

     9.7 INTEREST ON AND RETURN OF CAPITAL CONTRIBUTIONS. No Member shall be entitled to (i) interest on its Capital Contribution; or (ii) return of its Capital Contribution except as otherwise specifically provided for in this Agreement.

     9.8 RETURNS AND OTHER TAX ELECTIONS. The Managers shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information (Schedule K-l), shall be furnished to the Members within ninety (90) days after the end of the Company's Fiscal Year. All elections permitted to be made by the Company under federal or state laws shall be made by the Managers in their sole discretion.

                                   SECTION 10
                                 DISTRIBUTIONS

     10.1 DISTRIBUTIONS TO MEMBERS. The Company shall distribute to the Members from time to time, the net cash of the Company which is not required for the operation or reasonable working capital requirements of the Company. The availability of Distributable Cash shall be determined by the Managers as of the last day of each calendar year and distribution must be made no later than April 1 of the following calendar year subject to the limitations set forth in Section 10.2.

     10.2 LIMITATION ON DISTRIBUTIONS. A Member may not receive a Distribution of Distributable Cash to the extent that, after giving effect to the Distribution, all liabilities of the Company, other than liabilities to Members on account of their Membership Interest, would exceed the fair market value of the Company's assets or if after the distribution, the Company would be insolvent.

     10.3 ALLOCATION OF DISTRIBUTABLE CASH. Distributions of Distributable Cash will be made to and among the Members in proportion to their Interests of record as of the date of the distribution.

     10.4 DISTRIBUTIONS IN KIND. The Managers may not compel any Member, except in the case of a Distribution to the Members in proportion to their Ownership Interests, to accept a Distribution in property other than cash, except upon Liquidation.

     10.5 LIQUIDATION PROCEEDS. Upon the dissolution of the Company, the Liquidation Proceeds shall be applied and distributed pursuant to Section
608.444 of the Act as follows:

     A. First, to creditors, including Members who are creditors, to the extent permitted by law in satisfaction of liabilities of the Company, whether by payment or establishment of reserves, other than liabilities for Distributions to Members.

     B. Second, to the payment of the expenses of the sale or other disposition of the Company's assets;

     C. Third, to the Members or Interest Holders with positive balances in their Capital Accounts as of the date of the distribution.

     If the Company makes distributions in kind, then the Members or Interest Holders that receive a distribution of property subject to an indebtedness will be severally liable (as among themselves, but not for the benefit of others) for a share of the indebtedness proportionate to the share of the property received. No Member or Interest Holder will be deemed to have assumed any liability on any indebtedness secured by property distributed to the Member or Interest Holder for which the Member or Interest Holder is not liable under the terms of the instrument creating the indebtedness; but rather, the liability of each Member or Interest Holder to other Members or Interest Holders for indebtedness secured by property distributed to it will be limited to the value of its interest in the property. Notwithstanding anything to the contrary in the preceding portions of this Section, indebtedness secured by property distributed to Members or Interest Holders in kind need not be discharged out of the Liquidation Proceeds.

                                   SECTION 11
                  BOOKS OF ACCOUNT, FINANCIAL REPORTS, RECORDS,
                  FISCAL YEAR, BANKING AND ACCOUNTING DECISIONS

     11.1 BOOKS, RECORDS AND TAX REPORTS. The Managers shall maintain complete and accurate books of account at the Company's principal place of business to include: records of every transaction; a current list of the full name and last known mailing address of each Member together with the contribution and share in profits and losses to each Member; a copy of the Articles of Organization; a copy of the Agreement and any amendments; and a copy of the Company's federal, state, and local income tax returns for the three (3) most recent fiscal years. The books of the Company shall be kept in accordance with sound accounting practices and principles and with the methods of accounting employed for Federal income tax purposes. All determinations by the Managers with respect to the treatment of any item or its allocation for Federal, state or local tax purposes shall be binding upon all of the Members unless the determination is inconsistent with any express provision of this Agreement.

     11.2 INSPECTION OF BOOKS, RECORDS AND TAX REPORTS. Any Member, at his expense, shall have the right to inspect and examine the Company's books at reasonable business times and upon prior written notice to the Managers.

     11.3 FISCAL YEAR. The fiscal year of the Company for both financial reporting and federal income tax purposes will begin on January 1 and end on December 31.

     11.4 ANNUAL STATEMENTS OF ACCOUNT. Within a reasonable period after the close of each year, the Managers shall provide an annual statement to each Member. The annual statement shall contain but is not limited to (i) an annual reporting of the Company's gross receipts and operating expenses; (ii) the annual capital account of that Member; (iii) a profit and loss report indicating the Member's share of the Company's profits or loss for that year; and (iv) the Member's allocable share of all items of income, gain, loss, deduction, and credit for Federal income tax purposes.

                             SECTION 12 DISSOLUTION;
                            LIQUIDATION; TERMINATION

     12.1 DISSOLUTION OF COMPANY. The term of the Company begins on the Effective Date and the Company must be dissolved and its business terminated upon the earliest occurrence of any of the events described in (i) Section
608.441 of the Act (or a successor provision in the Act); (ii) as set forth in this Agreement; or (iii) upon the unanimous written consent of the Members. The Company will continue to exist after the occurrence of any of the foregoing events solely for the purpose of winding up its affairs in accordance with the Act.

     12.2 PROCEDURE ON LIQUIDATION. Unless the business of the Company is continued pursuant to the provisions of this Agreement, upon the dissolution of the Company, the person(s) required by law to wind up the Company's affairs must liquidate the assets of the Company and apply the proceeds of liquidation in the order of priority provided in Subsection 10.5 for the fiscal year of liquidation. A reasonable time must be allowed for the orderly liquidation of the assets of the Company and the discharge of its liabilities to minimize losses that might otherwise occur in connection with the liquidation. Unless all of the Members agree otherwise, the Company must follow the procedures contained in Section 608.4421 of the Act. Upon liquidation and winding up of the Company, unsold Company property must be valued at fair market value to determine the gain or loss that would have resulted if the property were sold, and the Capital Accounts of the Members or Interest Holders that have been maintained in accordance with this Agreement must be adjusted to reflect the manner in which the gain or loss would have been allocated if the property had been sold at its assigned values. Upon completion of the liquidation of the Company and distribution of the proceeds, the person supervising the liquidation must file articles of dissolution with the Secretary of State as set forth in Section
608.445 of the Act.

                                   SECTION 13
               ALTERNATIVE DISPUTE RESOLUTION; BINDING ARBITRATION

     13.1 AGREEMENT TO USE ALTERNATIVE DISPUTE RESOLUTION. The Members and the Managers have entered into this Agreement in good faith and in the belief that it is advantageous to all of them. It is with that same spirit of cooperation that they pledge to attempt to resolve any dispute amicably without the necessity of litigation. Accordingly, all parties agree that if any dispute arises between or among them relating to this Agreement, they and any successors must first attempt to negotiate a resolution and then, if such procedures fail to resolve the dispute, submit the dispute to binding arbitration as provided in this Section. The provisions of this Section are binding on all Interests.

     13.2 ARBITRATION. In the case of any dispute between the Members or between the Member(s) and the Managers which has not been resolved through negotiation between the parties, such dispute shall be settled and determined through arbitration in accordance with the Rules of Commercial Arbitration of the American Arbitration Association ("AAA"). Any arbitration pursuant to this Agreement shall be held in Broward County, Florida, and shall be conducted by a single arbitrator. In the event of a dispute between the Members, the arbitration shall be conducted by a single arbitrator to be selected by two (2) independent arbitrators, one each to be selected by each Member. In the event of a dispute between the Managers and the Member(s), the arbitration shall be conducted by a single arbitrator to be selected by two (2) independent arbitrators, one of whom shall be selected by the Managers and the other to be selected by the Member(s). The written decision of the arbitrator so selected shall be binding, final and conclusive on the parties. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction. The fees and expenses of arbitration shall be paid for by the Company. The prevailing party in any arbitration (subject to the discretion of the arbitrator) shall recover its expenses and costs including reasonable attorney's fees from the other party.

                                   SECTION 14
                                 MISCELLANEOUS

     14.1 NOTICES. All notices, payments, demands and communications required or permitted to be given by this Agreement must be in writing and may be (i) delivered personally to the party or to an officer of the party to whom the notice is directed; or (ii) sent by registered or certified mail, postage and charges prepaid. Any notice may be waived by the person entitled to receive the notice.

     A. If to the Company, deliver care of the Managers at the address of the Company.

     B.   If to the Managers, to them at the address of the Company.

     C. If to any Member, to the address of the Member on record with the Company.

     14.2 EFFECT OF INCONSISTENCIES WITH THE ACT. The Members, Managers and the Company hereby agree that the duties and obligations imposed on the Members and Managers of the Company as such shall be those set forth in this Agreement, which is intended to govern the relationship among the Company and the Members and Managers, notwithstanding any provision of the law to the contrary. In the event the Act is subsequently amended or interpreted in such a way to make valid any provision of this Agreement that was formerly invalid, such provision shall be considered to be valid from the effective date of such interpretation or amendment. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application there of shall not be affected and shall be enforceable to the fullest extent permitted by law. Without limiting the generality of the foregoing sentence, to the extent any provision of this Agreement is prohibited or ineffective under the Act or common law, this Agreement shall be considered amended to the smallest degree possible in order to make this Agreement effective under the Act or law.

     14.3 SECTION CAPTIONS. Section titles and other captions contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of any part of this Agreement.

     14.4 SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision is illegal or invalid for any reason whatsoever, the illegality or invalidity will not affect the validity of the remainder of this Agreement.

     14.5 AMENDMENTS. Amendments maybe made to this Agreement from time to time by the Managers as they determine necessary for purposes of continuing to qualify the Company as a limited liability company under the laws of the State of Florida, to qualify the Company as a partnership, as opposed to an association taxable as a corporation, for purposes of federal, state and local income tax law, and to effectuate the admission of additional Members pursuant to Sections 5.3 and 8.5 of this Agreement. In all other respects, amendments to this Agreement shall be made upon the affirmative vote or consent of a Majority in Interest of the Members.

     14.6 GOVERNING LAW. This Agreement and the rights of the Members are governed by, construed and enforced in accordance with the laws of the State of Florida.

     14.7 COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All counterparts must be construed together and constitute one instrument.

     14.8 PARTIES IN INTEREST. This Agreement is binding upon and inures to the benefit of the parties and their respective heirs, successors and permitted assigns.

     14.9 NUMBER AND GENDER. Where the context so requires, the masculine includes the feminine and neuter, the singular includes the plural.

     14.10 INTEGRATED AGREEMENT. This Agreement constitutes the entire understanding and agreement of the parties with respect to its subject matter, and there are no agreements, understandings, restrictions, representations or warranties between or among the parties other than those set forth in this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

     Each Member, prior to acquiring a Membership Interest, has made an investigation of the Company and its business, and the Company has made available to each such Member all information with respect thereto which such Member needed to make an informed decision to acquire the Membership Interest. Each Member considers himself, herself or itself to be a Person possessing experience and sophistication as an investor which are adequate for the evaluation of the merits and risks of such Member's investment in the Membership Interest.

     Each Manager acknowledges that he has been advised to seek the advice of independent counsel and has had the opportunity to seek the advice of independent counsel, read all of the terms of this Agreement, understands the Agreement and agrees to abide by its terms and conditions.

     This Limited Liability Company Operating Agreement of YOUNG AVIATION, LLC, has been executed as of the 15th day of June, 2004.

MANAGERS:                                  MEMBERS:


/s/ Joel Young, Jr.                        /s/ Joel Young, Jr.
-------------------------------            -------------------------------------
Joel Young, Jr.                            Joel Young, Jr.

                                   SCHEDULE"A"

                          MEMBERS/CAPITAL CONTRIBUTIONS

                                 Initial Capital
Name/Address                      Contribution           Shares        Interest
------------                      ------------           ------        --------

                                  $                                           %
---------------------------        ---------            ---------       ------

---------------------------

---------------------------


Joel Young, Jr.                   $                                           %
---------------------------        ---------            ---------       ------

---------------------------

---------------------------

                                   SCHEDULE"B"

                            ARTICLES OF ORGANIZATION